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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  AUGUST 1, 1995
                                                  --------------

                              CIGNA CORPORATION
            (Exact name of registrant as specified in its charter)



             DELAWARE                1-8323            06-1059331
             --------                ------            ----------
    (State or other jurisdiction    (Commission       (IRS Employer
        of incorporation)           File Number)      Identification No.)



             ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
                PHILADELPHIA, PENNSYLVANIA              19192-1550
            ------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)



              Registrant's telephone number, including area code


                                (215) 761-1000
                                --------------


                                NOT APPLICABLE
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 5.     Other Events.

         On August 1, 1995, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (c) The exhibit accompanying this report is listed in the Index to Exhibits below.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CIGNA CORPORATION


Date: August 1, 1995                       By:  /s/ Gary A. Swords
                                                -------------------------
                                                Gary A. Swords
                                                Vice President and
                                                Chief Accounting Officer



                              Index to Exhibits

Number          Description                 Method of Filing

20              CIGNA Corporation           Filed herewith.
                news release dated
                August 1, 1995





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